                                                                    EXHIBIT 99.2

ELECTION FORM

GLACIER BANCORP, INC. (GLACIER)

CITIZENS DEVELOPMENT  COMPANY (CITIZENS)

RETURN THIS FORM WITH YOUR STOCK CERTIFICATE(s) IN THE GREEN ENCLOSED ENVELOPE TO [EXCHANGE AGENT], ATTN: [NAME], AS INDICATED BELOW:

BY MAIL: [ADDRESS]
BY HAND: [ADDRESS]
BY OVERNIGHT DELIVERY: [ADDRESS]

DO NOT MAIL THIS ELECTION FORM TO GLACIER OR CITIZENS.

DIRECT ANY QUESTIONS TO [EXCHANGE AGENT] AT [PHONE NUMBER].

1. ABOUT YOU AND YOUR SHARES -- Indicate Address Change as Necessary Below

[Attach Mailing Label Here]

                 Number of Shares          Certificate Number

                 -----------------         ------------------

                 -----------------         ------------------

                 -----------------         ------------------

 TOTAL NUMBER OF CERTIFICATED SHARES ENCLOSED:
                                              ------------

2. ELECTION - You may select one of the following options:

All certificates for shares that are covered by your election or shares for which a properly completed Notice of Guaranteed Delivery is delivered, MUST accompany this form

[ ]  1. Exchange all of my Citizens shares for Glacier shares (the
        "ALL STOCK ELECTION").

[ ] 2. Exchange all of my Citizens shares for a combination of Glacier shares and cash (the "COMBINATION ELECTION").

3. REQUIRED SIGNATURES -- All shareholders must sign below. The shareholder whose Social Security Number or Employer Identification Number appears to the right must sign the W-9 Certification.

                       Social Security Number or Employer
                              Identification Number

                                  [XXX-XX-XXXX]
   X
    ---------------------------------------------------------
   Signature of Shareholder                              Date

   X
    ---------------------------------------------------------
   Signature of Shareholder (if joint account)           Date


   (--------)  ---------------------
   Daytime Phone Number, including Area Code

   W-9 CERTIFICATION -- I certify under penalties of perjury that the number shown above is my correct Taxpayer Identification Number (TIN), that I have entered the correct TIN or that I am waiting for a TIN to be issued to me and I am not subject to withholding. If I fail to furnish my correct TIN, I may be subject to a penalty by the IRS. Also, such a failure would result in backup withholding of 30% of any payment made to me.

   X
    ---------------------------------------------------------       ------------
   SIGNATURE OF SHAREHOLDER WHOSE SOCIAL SECURITY NUMBER OR         DATE
   EMPLOYER IDENTIFICATION NUMBER IS SHOWN ABOVE.

  4. LOST, MISSING OR DESTROYED CERTIFICATE(S)
  To replace any lost, missing or destroyed certificates, please contact [___________] at Citizens, the transfer agent for Citizens common stock, immediately at [________________]. Replacement of any lost, missing or destroyed certificates may require you to provide a bond, indemnity, or other reasonable assurances required by the [EXCHANGE AGENT] or Glacier.


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5. SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS

  The Glacier shares or check that you receive in the exchange will be issued in the name(s) printed in Section 1 unless you indicate a different name(s) below. If you indicate a different name(s), your signature and a Signature Guarantee are required, and the Substitute Form W-9 on the reverse side must be completed by the new shareholder.

  ----------------------------------------------------------------------
  NAME

  ----------------------------------------------------------------------
  NAME (If Joint)

  ----------------------------------------------------------------------
  ADDRESS

  ----------------------------------------------------------------------
  CITY                              STATE                           ZIP

  X
   ---------------------------------------------------------------------
  AUTHORIZED SIGNATURE(S)

  PLACE MEDALLION
  SIGNATURE GUARANTEE HERE:

6. SPECIAL DELIVERY INSTRUCTIONS

   A Glacier stock certificate or a check will be mailed to the person and address shown in Section 1 (or the person and address in Section 3, if completed) unless you indicate a different address below:

   ---------------------------------------------------------------------
   NAME

   ---------------------------------------------------------------------
   ADDRESS

   ---------------------------------------------------------------------
   CITY                          STATE                         ZIP

6. You must complete this Substitute Form W-9 only if you complete Section 3 or if the tax identification number shown in Section 2 is incorrect or missing.

                             PAYOR: [EXCHANGE AGENT]

                      SUBSTITUTE FORM W-9 DEPARTMENT OF THE
                        TREASURY INTERNAL REVENUE SERVICE

                   REQUEST FOR TAXPAYER IDENTIFICATION NUMBER
                               AND CERTIFICATION

                   GIVE FORM TO THE REQUESTER. DO NOT SEND TO
                                    THE IRS.

Name (if a joint account or you changed your name, see SPECIFIC INSTRUCTIONS on page _____):
            ------------------------------

   PLEASE
   PRINT OR
   TYPE

Business name, if different from above (See Specific Instructions on page ____):

            --------------------------------------------------------

Check appropriate box:  [ ] Individual/Sole proprietor [ ] Corporation
                        [ ] Partnership                [ ] Other

-------------------------------------------------------
Address (number, street, and apt. or suite no.)

-------------------------------------------------------
City, State, and ZIP code


-------------------------------------------------------
Requester's name and address (optional):


-------------------------------------------------------
List account number(s) here (optional)


-------------------------------------------------------

   PART I TAXPAYER IDENTIFICATION NUMBER (TIN)

   Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, if you are a resident alien or a sole proprietor, see the enclosed IRS Instructions for Completing Substitute Form W-9 on page 2. For other entities, it is your employer identification number
   (EIN). If you do not have a number, see HOW TO GET A TIN on page 2 of the IRS Instructions.



-----------------------------------------
          SOCIAL SECURITY NUMBER
                    OR


-----------------------------------------
      EMPLOYER IDENTIFICATION NUMBER



  PART II
  For Payees Exempt
  from Backup
  Withholding (See
  the IRS
  Instructions on
  page 2)

   NOTE: If the account is in more than one name, see the chart on page 3 of the IRS Instructions for guidelines on whose number to enter.

   PART III CERTIFICATION

   Under penalties of perjury, I certify that:

      1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

      2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

      3.    I am a U.S. person (including a U.S. resident alien).

   CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGN HERE:                                             DATE:
          --------------------------------                  --------------------